FEDERATED SHORT-TERM INCOME FUND
(A Portfolio of Federated Income Securities Trust)

Class A Shares
_____________________________________________________________________________________________
SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 2009

1.Effective January 15, 2010, under the heading entitled “Sales Charge When You Purchase” please delete the section in its entirety and replace it with the following:

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $250,000	1.00%	1.01%
$250,000 or greater1	0.00%	0.00%

1 For shares purchased before January 15, 2010, a contingent deferred sales charge(CDSC) of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.  This CDSC does not apply to shares purchased on or after January 15, 2010.

2.Effective January 15, 2010, please delete the section entitled “Advance Commissions” in its entirety.

3.Effective January 15, 2010, please add the following after the section entitled “Eliminating The Sales Charge”.

SALES CHARGE WHEN YOU REDEEM
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

•	Shares that are not subject to a CDSC; and

•	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)

•	The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares
If you made a purchase of Class A Shares before January 15, 2010 and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

If your investment qualifies for an elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

•
following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;

•	purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

•
purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

•	purchased through a financial intermediary that did not receive an advance commission on the purchase;

•	purchased with reinvested dividends or capital gains;

•	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or

•
purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period. (The holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange.)

November 25, 2009

Cusip 31420C795
41731 (11/09)